DREYFUS TRANSAMERICA TRIPLE ADVANTAGE VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2012

The following hereby replaces the corresponding paragraph in Section 3. INVESTMENT CHOICES, Addition, Deletion or Substitution of Investments:

Similarly, Transamerica may, at its discretion, close a subaccount to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed subaccount will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Dreyfus Transamerica Triple Advantage Variable Annuity dated May 1, 2012